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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 8, 1997 with respect to the financial statements of Nevada Land & Resource Company LLC for the year ended December 31, 1996 included in the Annual Report on Form 10-K of Western Water Company for the year ended March 31, 1999.




                                        /s/ Ernst & Young LLP
                                        ----------------------------------------
                                        ERNST & YOUNG LLP

Los Angeles, California
May 26, 1999